UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 5, 2010
Bowne & Co., Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-05842	13-2618477

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Water Street, New York, New York	10041

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 212-924-5500
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 8.01. Other Events.
     On April 5, 2010, Bowne & Co., Inc. (“Bowne”) and R.R. Donnelley & Sons Company (“RR Donnelley”) issued a joint press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that RR Donnelley has withdrawn and will refile its Hart-Scott-Rodino Notification and Report Form originally filed on March 11, 2010.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits. The following exhibit is being filed herewith:
99.1	Joint Press Release of R.R. Donnelley & Sons Company and Bowne & Co., Inc., dated April 5, 2010.
ADDITIONAL INFORMATION
     In connection with the proposed merger with Snoopy Acquisition, Inc. pursuant to which Bowne will be acquired by RR Donnelley, Bowne filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on March 26, 2010, and will file and furnish to its stockholders a definitive proxy statement. Stockholders are urged to read the definitive proxy statement when it is finalized and distributed, because it will contain important information about the proposed merger. Stockholders will be able to obtain, free of charge, a copy of the definitive proxy statement and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. Stockholders will also be able to obtain a free copy of the definitive proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Bowne & Co., Inc., 55 Water Street, New York, NY 10041, Attention: Corporate Secretary, telephone (212) 658-5805, or from Bowne’s website, www.bowne.com.
Bowne and certain of its directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from Bowne’s stockholders in respect of the proposed merger. Information regarding the interests of such persons in the merger and such persons’ beneficial ownership of Bowne & Co., Inc. common stock as of March 15, 2010 is set forth in the preliminary proxy statement described above.
FORWARD LOOKING STATEMENTS
     This Current Report on Form 8-K includes forward-looking statements. Statements that describe future expectations, plans, results or strategies are considered forward-looking. Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Factors that could affect actual results include, among other, unanticipated issues associated with the receipt of regulatory or other approvals relating to the consummation of the transaction with R.R. Donnelley & Sons Company, other unexpected events that could negatively impact the closing of such transaction and other factors cited in the Company’s filings with the Securities and Exchange Commission. These factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. The forward-looking statements included herein are made as of the date hereof, and Bowne & Co., Inc. undertakes no obligation to update publicly such statements to reflect subsequent events or circumstances.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bowne & Co., Inc.
Date: April 5, 2010	By:	/s/ Scott L. Spitzer
Scott L. Spitzer
Senior Vice President, General Counsel and Corporate Secretary

Bowne & Co., Inc.
Exhibit Index to Current Report on Form 8-K
Dated April 5, 2010

Exhibit
Number

99.1	Joint Press Release of R.R. Donnelley & Sons Company and Bowne & Co., Inc., dated April 5, 2010.